Class A Shares – RAALX

Class C Shares – RACLX

Class I Shares – RAILX

Class Y Shares – RAYLX

A Series of Two Roads Shared Trust (the “Trust”)

Supplement dated March 1, 2022 to the

Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2022

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This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of the Trust has approved converting the Conductor Global Equity Value Fund, a series of the Trust (the “Fund”) into an exchange-traded fund (“ETF”) by the reorganization of the Fund into a newly-created ETF, a newly-created series of the Trust, as described below.

Fund		ETF
Conductor Global Equity Value Fund	→	Conductor Global Equity Value ETF

There will be no change in the Fund’s investment objective, principal investment strategies or portfolio management as a result of the reorganization.

A Prospectus/Information Statement with respect to the reorganization will be distributed before the consummation of the reorganization to the Fund’s shareholders as of the record date. You do not need to take any action at this time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement and the Fund’s Prospectus and SAI each dated March 1, 2022, provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI, which have each been filed with the U.S Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling 1-844-GO-RAILX (1-844-467-2459).